NATIXIS FUNDS

Supplement dated October 8, 2021, to the Statements of Additional Information, dated February 1, 2021, April 1, 2021 and May 1, 2021, as may be revised or supplemented from time to time, for the following Funds:

AlphaSimplex Global Alternatives Fund	Loomis Sayles Limited Term Government and Agency Fund
AlphaSimplex Managed Futures Strategy Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund
Gateway Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Core Plus Bond Fund	Mirova International Sustainable Equity Fund
Loomis Sayles Credit Income Fund	Mirova U.S. Sustainable Equity Fund
Loomis Sayles Global Allocation Fund	Vaughan Nelson Mid Cap Fund
Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
Loomis Sayles Growth Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Intermediate Duration Bond Fund

Effective immediately, the table under the third paragraph in the section “Portfolio Holdings Information” has been amended and revised to include the following:

Entity	Fund(s)	Holdings	Frequency	Purpose
KPMG LLP	All Funds	Full portfolio holdings	Annually, or more frequently as needed	Performing certain duties related to tax compliance services
KPMG Global Services Private Limited	All Funds	Full portfolio holdings	Annually, or more frequently as needed	Performing certain duties related to tax compliance services